SCHEDULE 14A
(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Filed	by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

ProQuest Company

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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Notice of
Year 2002
Annual Meeting
and
Proxy Statement

ProQuest Company
300 N. Zeeb Road
Ann Arbor MI 48103

April 12, 2002

Dear Shareholder,

You are invited to attend the Year 2002 Annual Meeting of Shareholders to be held at 8:00 a.m. on Wednesday, May 15, 2002, at ProQuest Company, 300 N. Zeeb Road, Ann Arbor, Michigan.

As in previous years, if you cannot attend the meeting in person you will be able to listen to the meeting live over the Internet. Please see the instructions for connecting to the ProQuest Company web site enclosed separately with this Proxy Statement.

The Annual Meeting will begin with voting for directors and continue with other business matters properly brought before the meeting, and will be followed by my summary of the Company’s 2001 performance and a question and answer period.

Whether or not you plan to attend, you can be sure your shares are represented at the meeting by promptly completing, signing, and dating the enclosed proxy card, and returning it to us in the enclosed envelope. Or, as an alternative method, you may cast your vote via the Internet or by telephone.

Cordially,

James P. Roemer, Chairman of the Board

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Time	8:00 a.m. EDT on Wednesday, May 15, 2002

Place	ProQuest Company 300 N. Zeeb Road Ann Arbor, Michigan 48103

Items of Business	(1) To elect eight members of the Board for the ensuing year; and

(2)  To approve amendments to ProQuest Company’s 1995 Employee Stock Option Plan to reserve an additional 1,400,000 shares of common stock for issuance according to the Plan and to limit the number of shares that can be granted each year to any individual; and

(3) To ratify the appointment of KPMG LLP as auditors of ProQuest Company for 2002; and

(4) To transact such other business as may properly come before the meeting.

Record Date	You can vote if you are a shareholder of record on March 16, 2002.

Financial Information	Our Form 10-K for the 2001 fiscal year is being mailed to you along with this Proxy Statement.

Proxy Voting	It is important that your shares be represented and voted at the meeting. Please vote your shares in one of the following ways:

(1) Mark, sign, date and promptly return the enclosed proxy card in the envelope provided;

(2) Vote via the Internet at the web site noted on your proxy card; or

(3) Use the toll–free telephone number shown on the proxy card.

You may revoke your proxy at any time before it is exercised by voting in person at the Annual Meeting, by submitting another proxy bearing a later date, or by notifying the Secretary of the Company in writing of your election to revoke it prior to meeting. Unless you decide to vote your shares in person, you should revoke your prior proxy card in same way you initially submitted it – that is, by Internet, telephone or mail. If your shares are held in “street name” through a broker, bank or other third party, you will receive instructions from that third party (who is holder of record) that you must follow in order for your shares to be voted.

If you plan to attend the meeting, please complete and return the advance registration form on the back page of this Proxy Statement. An admission card will be waiting for you at the meeting.

Todd W. Buchardt, Secretary

April 12, 2002

QUESTIONS AND ANSWERS ABOUT VOTING	1

PROPOSAL 1. ELECTION OF DIRECTORS	3

A. Information About the Board, Committees, and Compensation

B. Information About the Nominees for Director

EXECUTIVE COMPENSATION	6

A. Compensation Committee Report on Executive Compensation

B. Bases for Chief Executive Officer Compensation

COMPENSATION AND STOCK OWNERSHIP INFORMATION	8

A. Summary Compensation Table

B. Security Ownership of Certain Beneficial Owners

C. Ownership Information of Directors and Executive Officers

D. Section 16(a) Beneficial Ownership Reporting Compliance

E. Option/SAR Grants in Last Fiscal Year

F. Option Exercise and Year-End Value Table

G. Long-Term Incentive Plan Awards—In Last Fiscal Year

SUPPLEMENTAL RETIREMENT PLAN	12

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	13

RELATED PARTY TRANSACTIONS	13

COMPENSATION ARRANGEMENTS	14

PERFORMANCE GRAPH: FISCAL 2001	14

PROPOSAL 2. APPROVAL OF AMENDMENTS TO 1995 STOCK OPTION PLAN	15

AUDIT COMMITTEE REPORT	17

INDEPENDENT ACCOUNTANTS	18

PROPOSAL 3. RATIFICATION OF KPMG LLP AS AUDITORS	18

SHAREHOLDER PROPOSALS FOR 2003	18

VOTING	19

A. Voting Securities

B. Vote Required for Approval

C. Manner for Voting Proxies

D. Voting on the Internet or via telephone

SOLICITATION OF PROXIES	19

ADVANCE REGISTRATION FORM	back cover

QUESTIONS AND ANSWERS

Q:	Who can vote?

A:	You can vote, if you were a shareholder at the close of business on the record date of March 16, 2002.

Q:	What am I voting on?

A:	You are voting on:

•
The election of eight nominees as directors for terms that expire in 2003. The Board of Directors’ nominees are: Alan W. Aldworth, David Bonderman, David G. Brown, William E. Oberndorf, James P. Roemer, Gary L. Roubos, John H. Scully, and William J. White; and

•
Approval of amendments to the Company’s 1995 Employee Stock Option Plan to reserve an additional 1,400,000 shares of common stock for issuance thereunder and to limit the number of shares that can be granted each year to any individual; and

•	Ratification of the appointment of KPMG LLP as auditors of ProQuest Company for 2002; and

•	Other business as may properly come before the meeting.

Q:	How will the proxies vote on any other business brought up at the meeting?

A:
By submitting your proxy card, you authorize the proxies to use their judgement to determine how to vote on any other matter brought before the Annual Meeting. The Company does not know of any other business to be considered at the annual meeting. The proxies’ authority to vote according to their judgement applies only to shares you own as the shareholder of record.

Q:	How do I cast my vote?

A:	You may vote your shares in one of these ways:

•	Mark, sign, date, and promptly return the endorsed proxy card in the envelope provided;

•	Vote via the Internet at the web site noted on your proxy card; or

•	Use the toll-free telephone number shown on the proxy card.

Q:	How does the Board recommend I vote on the proposals?

A:	The Board recommends you vote “for” each of the items on the proxy card.

Q:	Can I revoke my proxy card?

A:	You can revoke your proxy card by:

•	Submitting a new proxy card bearing a later date;

•	Giving written notice before the meeting to the Secretary of the Company, stating that you are revoking your proxy card; or

•	Attending the meeting and voting your shares in person.

Unless you decide to vote your shares in person, you should revoke your prior proxy card in the same way you initially submitted it—that is, by Internet, telephone, or mail.

Q:	Who will count the votes?

A:	EquiServe Trust Company, N.A.

Q:	What shares are included on my proxy card?

A:	Your proxy card represents all shares registered to your account with the same social security number and address.

Q:	How many votes can I cast?

A:	On all matters you are entitled to one vote per share.

Q:	What is a “quorum”?

A:
A quorum is the number of shares that must be present to have the annual meeting. The quorum requirement for the Annual Meeting is a majority of the outstanding shares, present in person or represented by proxy. If you submit a valid proxy card or attend the annual meeting, your shares will be counted to determine whether there is a quorum.

Q:	How many votes will it take to elect the director nominees?

A:	The Directors are elected by a plurality of the votes cast by the shares present in person or by proxy at the Annual Meeting and entitled to vote.

Q:	How many votes will it take to elect the amendments to the stock plan?

A:	Approval of the amendments to the stock plan requires the approval of a majority of shares present in person or by proxy at the Annual Meeting and entitled to vote on each proposal.

PROPOSAL 1. ELECTION OF DIRECTORS

A)    INFORMATION ABOUT THE BOARD, COMMITTEES, AND COMPENSATION

The authorized Board of Directors presently consists of eight members. There are currently two vacant positions on the Board.

The Board held five meetings during 2001. Except for Mr. Bonderman who attended all but two meetings, the average attendance by Directors at these meetings was greater than 80%, and all nominees attended at least 90% of the Committee meetings they were scheduled to attend. The Board has both an Audit Committee and Compensation Committee.

Audit Committee.    The independent Audit Committee’s primary responsibilities are:

•	to approve the selection of independent auditors;

•	to review the scope, performance and results of the independent audit;

•	to review the evaluation of the Company’s systems of internal accounting controls;

•	to appraise the Company’s financial reporting (including its Proxy Statement and 10-K) and the accounting standards and principles followed; and

•	to discuss fees paid to the Company’s independent accountants.

The Audit Committee met five times during 2001. The Audit Committee also meets to review quarterly financials with the management of the Company and its independent auditors prior to the filing of quarterly financial results to the Securities and Exchange Commission. Messrs. Roubos (Chairman), Oberndorf, and Scully are members of the Audit Committee. The Audit Committee operates under a formal written charter, which has been approved by the Board and is reviewed periodically. The charter was filed with last year’s Proxy Statement. All of the members of the Audit Committee are independent under New York Stock Exchange listing standards.

Compensation Committee.    The Compensation Committee’s responsibilities are:

•	to monitor the Company’s management resources, structure, succession planning, development and selection process and the performance of key executives; and

•	to review and approve executive compensation.

This Committee also administers the ProQuest 1995 Employee Stock Option Plan and the Management Incentive Bonus Plan. This Committee met three times during 2001. Messrs. Oberndorf (Chairman), Bonderman, and Roubos are members of the Compensation Committee.

Compensation of Directors.    All of the Directors, except for Directors who are employees of the Company (who receive no additional compensation as Directors), receive their compensation through cash payments, restricted stock and participation in the 1995 Non-Employee Directors’ Stock Option Compensation Plan:

•	each non-employee Director receives an annual cash retainer of $25,000;

•	a one-time grant of restricted stock upon a member’s initial election at an economic value targeted at $70,000;

•	an annual retainer fee of $25,000 in stock options;

•	a fee of $2,000 in cash is paid to each Director for each Board meeting attended;

•	a fee of $l,000 in cash is also paid to each Director for their attendance at a Committee meeting;

•	a fee of $2,500 in cash is paid to those Directors who serve as a Chairman of a Committee meeting;

•	Each member of the Board is also reimbursed travel expenses for their attendance at these meetings.

The Annual Stock Option Grant is made under the Non-Employee Directors’ Stock Option Compensation Plan. Each non-employee Board member receives an annual stock option grant made as of the last day of trading of the Company’s Common Stock in the second fiscal quarter (June 29, 2001). The stock option grant permits a non-employee Director to purchase shares of the Company’s Common Stock at an exercise price not less than the market value of the Common Stock on the date the option is granted. The number of shares that may be purchased is equal to the total annual compensation otherwise payable to a Director divided by the fair market value of an option on one share of Common Stock. For these purposes, the value of an option is determined by using the Black–Scholes option–pricing model. In 2001 each non-employee Director received an option grant of 1,613 shares of the Company’s Common Stock at an exercise price of $31.00 per share; a one time grant of restricted stock with a targeted value of $70,000; and the annual cash retainer of $25,000.

B)    INFORMATION ABOUT THE NOMINEES FOR DIRECTOR

The names of the persons who have been nominated by the Board for election as Directors at the Annual Meeting are set forth below. There are no other nominees. All nominees have consented to serve as Directors if elected.

If any nominee becomes unable to serve as a Director, the proxies will be voted by the proxy holders for a substitute person nominated by the Board, and authority to do so is included in the proxy. The term of office of each nominee who is elected extends until the annual shareholders’ meeting in 2003 and until his successor is elected and qualified.

James P. Roemer, 54, has been Chairman of the Board since January 1998 and has been a Director of the Company since February 1995. In February 1997 he was elected President and Chief Executive Officer of the Company. From February 1995 to February 1997 he served as President and Chief Operating Officer of the Company. Prior to that, he served as President and Chief Executive Officer of ProQuest Information and Learning Company from January 1994 to June 1995. Mr. Roemer joined ProQuest as Vice President and Bell & Howell Publishing Services Company as President and Chief Operating Officer in October 1991 and was promoted to President and Chief Executive Officer of Bell & Howell Publishing Services Company in September 1993. Prior to joining ProQuest, Mr. Roemer was President of the Michie Group, Mead Data Central from December 1989 to October 1991. From January 1982 to December 1989 he was Vice President and General Manager of Lexis, an on-line information service. From April 1981 to December 1982 he served as acting President of Mead Data Central. Mr. Roemer presently serves as a member of the Board of Directors of bigchalk.com, inc.

Alan Aldworth, 47, has been Chief Financial Officer of the Company since October 2000 and has been a Director of the Company since May 2001. In January 2002, he was elected President and Chief Operating Officer of ProQuest. Prior to joining ProQuest, he spent 18 years at Tribune Company where he held a variety of senior financial management and general management positions, the most recent of which was as the General Manager of Tribune Education Company. Mr. Aldworth presently serves as a member of the Board of Directors of bigchalk.com, inc.

David Bonderman, 59, has been a Director of the Company since December 1987. He has been the Managing General Partner of Texas Pacific Group (a private investment company) since December 1992. He is also a Director of Beringer Wine Estates, Inc., Continental Airlines, Inc., Denbury Resources, Inc., Oxford Health Plans, Inc., Ryanair Ltd., Co-Star Realty Information Group, Inc. and Washington Mutual Inc.

David G. Brown, 45, has been a Director of the Company since January 1994. He has been the Managing Partner of Oak Hill Venture Partners since August 1999 and a Principal in Arbor Investors LLC since August 1995, Chief Financial Officer of Keystone, Inc. from September 1998 to February 2000, and a Vice President of Keystone, Inc. since August 1993. Prior to joining Keystone, Mr. Brown was a Vice President in the Corporate Finance Department of Salomon Brothers Inc. from August 1985 to July 1993. He is a Director of 2Bridge, AER Energy Resources, FEP Holdings, Lattice Communications, Lightning Finance, MarketTools, MobileForce Technologies, Owners.com, Sitara Networks, and WOW Networks.

William E. Oberndorf, 48, has been a Director of the Company since July 1988. He has served as Managing Director of SPO Partners & Co. since March 1991. He is also a Director of Plum Creek Timber Company, Inc. and bigchalk.com, inc.

Gary L. Roubos, 65, has been a Director of the Company since February 1994. He was Chairman of the Board of Dover Corporation from August 1989 to May 1998 and was President from May 1977 to May 1993. He is also a Director of Dover Corporation and Omnicom Group, Inc.

John H. Scully, 57, has been a Director of the Company since July 1988. He has served as Managing Director of SPO Partners & Co. since March 1991. He is also a Director of Plum Creek Timber Company, Inc.

William J. White, 63, has been a Director of the Company since February 1990 and was Chairman of the Board from February 1990 to January 1998. He served as Chief Executive Officer of the Company from February 1990 to February 1997 and was President of the Company from February 1990 to February 1995. Since January 1998 he has been a Professor of Industrial Engineering and Management Science at Northwestern University. He is also a Director of Ivex Packaging Corporation and Readers Digest Association, Inc.

Shareholders are being requested at the meeting to elect eight members of the Board for the ensuing year. The Board recommends a vote “FOR” approval of the Proposal.

EXECUTIVE COMPENSATION

A)    COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The philosophy of the Compensation Committee is to:

•	align executive compensation with shareholder interests;

•	ensure that compensation is at a level that enables the Company to attract and retain high quality talent; and

•	to provide significant rewards for achievement of business objectives and growth in shareholder value.

The members of the Compensation Committee are William E. Oberndorf (Chairman), David Bonderman and Gary L. Roubos.

The Company’s compensation program for executive officers currently consists of the following key elements: base salary, annual bonuses, and stock option grants. Each element of the program has a somewhat different purpose. Salary and annual bonuses are made to compensate ongoing performance and achievement of business objectives through the year based upon established targets and goals, while stock option grants are designed to provide strong incentives for creation of long term shareholder value and continued retention of executive officers and other key employees by the Company.

In determining the overall level and form of executive compensation to be paid or awarded in 2001, the Company considered, among other things, continued increases in the Company’s sales and productivity in a period of rapid change and intensified competition; and the compensation practices and performances of other major corporations which are most likely to compete with the Company for the services of its executive officers.

B)    BASES FOR CHIEF EXECUTIVE OFFICER COMPENSATION

For 2001, Mr. Roemer received total cash payments of $3,819,968 in salary and bonuses, as shown in the Summary Compensation Table on page 8.

At the beginning of fiscal year 2001 (dated December 31, 2000) the Compensation Committee implemented an arrangement pursuant to an Incentive Compensation Agreement with Mr. Roemer to provide long term incentive benefits based upon appreciation of the ProQuest stock price. This arrangement is comprised of the following two elements:

•	a grant of 406,250 shares of ProQuest stock under the 1995 Employee Stock Option Plan; and

•	an incentive compensation arrangement that provides for a mirror cash payment based upon the stock price appreciation of ProQuest stock. This element contains 406,250 stock units.

The terms of the stock option grant provides that except in limited circumstances such as disability, death or change of control of the Company, the options shall vest and become exercisable from and after January 1, 2008. The vesting of all of the options may be accelerated if certain performance objectives are met and Mr. Roemer continues to be employed by the Company as of January 1, 2004.

The percentage of the grant that shall vest and become exercisable shall be determined in accordance with the appreciation of ProQuest stock price during the three year period. The option exercise price is equal to the fair market value of the date of the grant, $16.50 per share. The performance percentage of the grant shall be achieved based upon the stock price performance during the three year period based upon the following table:

Stock Price Target	Performance Percentage
Less than $21.30	0%
$21.30 to $24.329	20%
$24.33 to $27.649	40%
$27.65 to $31.249	60%
$31.25 to $35.149	80%
$35.15 or higher	100%

As of the end of 2001 fiscal year, an 80% performance percentage had been obtained.

Subject to the following exceptions, Mr. Roemer’s incentive compensation would be similar to the stock option grant under the mirror cash element of the arrangement.

The mirror cash payment is calculated similar to the amounts due under the stock option element, described above, except Mr. Roemer shall not be entitled to receive payments if he were to terminate services with ProQuest Company prior to December 31, 2003 for any reason, including resignation, termination, death or disability.

In the event of a change of control of the Company, Mr. Roemer would be entitled to an accelerated calculation of performance under the arrangement.

In addition, the first $3,000,000 earned of the mirror cash payment element was considered compensation for Mr. Roemer’s efforts in completing the divestiture of the Company’s Imaging division.

Of the options to purchase 385,000 shares of ProQuest common stock granted to Mr. Roemer in May 1995, 154,000 shares are currently exercisable and 77,000 have expired. Mr. Roemer previously exercised his option to purchase and sold the remaining 154,000 shares granted in May l995. Mr. Roemer was also granted stock options in February 1998 for 250,000 shares, all of which are vested and 100,000 shares in February 1999, all of which are vested. With respect to all option grants to Mr. Roemer, if he were to leave the Company for reasons other than disability or death before any of the respective vesting dates, he would forfeit his right to all unvested shares. As a director of bigchalk.com, inc., Mr. Roemer was granted an option to purchase shares of bigchalk. Mr. Roemer exercised this option and purchased 20,833 shares of bigchalk. As a Director of MotorcycleWorld.com (MCW), Mr. Roemer was granted an option to purchase 75,000 shares of MCW, all of which are currently exercisable.

In determining Mr. Roemer’s 2002 compensation, the Compensation Committee has focused on his ability to enhance the long-term value of the Company. During his tenure with ProQuest, Mr. Roemer has been a leader in the revitalization of the Company and its transformation into a provider of technological solutions within a number of market segments. Mr. Roemer’s total compensation is based on both ProQuest’s recent performance and his contributions to the overall long-term strategy and financial strength of the Company.

*****

The foregoing report on executive compensation is provided by the following members of the Compensation Committee during 2001:

William E. Oberndorf (Chairman), David Bonderman and Gary L. Roubos

COMPENSATION AND STOCK OWNERSHIP INFORMATION

A)    SUMMARY COMPENSATION TABLE

The following table sets forth the compensation paid by the Company or a subsidiary of the Company to the Chief Executive Officer and each of the other four most highly compensated executive officers of the Company at the end of fiscal 2001 for fiscal 2001, 2000 and 1999:

Name and Principal Position	Fiscal Year		Annual Compensation				Long Term Compensation				All Other Compensation ($)
			Salary ($)	Bonus(1) ($)	Other Annual Compensation ($)		Awards			Payouts
							Restricted Stock Award(s) ($)	Securities Underlying Options/SARs(2) (#)		LTIP Payouts(5) ($)
(a)	(b)		(c)	(d)	(e)		(f)	(g)		(h)	(i)
James P. Roemer Chairman of the Board and Chief Executive Officer, ProQuest Company	2001 2000 1999		674,146 630,006 629,430	630,327 496,130 465,463	2,515,495	(11)	— — —	406,250 75,000 100,000 20,833	(3) (4)	42,000 133,200	8,562 218,062 356,561	(6) (6) (6)

Alan W. Aldworth President and Chief Operating Officer, ProQuest Company	2001 2000	(10)	311,532 56,536	205,611 33,922	314,306	(11)	— —	66,000 50,000		0	57,008 12,583	(7) (7)

Joseph P. Reynolds President, ProQuest Information & Learning	2001 2000 1999		310,383 299,991 288,273	118,442 171,000 104,298	662		— — —	26,500 56,000 20,000 18,333	(4)	0	125,485 225,020 103,258	(8) (8) (8)

Bruce E. Rhoades President, Bell & Howell Publishing Services Company	2001 2000 1999		262,532 220,076 165,386	122,025 85,529 52,200	0 0 0		— — —	50,000 30,000 25,000		13,333	6,747 5,262 0	(12) (12)

Todd W. Buchardt General Counsel, ProQuest Company	2001 2000		238,001 206,308	130,901 93,151	561,782	(11)	— —	18,000 45,000 20,000	(3)	13,200	54,773 22,870	(9) (9)
	1999		196,002	68,209			—	24,000 6,000	(4)	42,180	7,676	(9)
LTIP	= long-term incentive plan

(1)
Consists of amounts awarded under the Company’s Management Incentive Bonus Plan (the “MIB”) to Messrs. Roemer, Aldworth, Reynolds, Rhoades and Buchardt. The MIB provides a financial incentive for key management employees to focus their efforts on, and achieve, annual financial targets. Payments under the MIB for fiscal 2001 were made in March 2002.

(2)
Unless otherwise noted, amounts reflected in this column are for grants of stock options under the Company’s 1995 Stock Option Plan. No Stock Appreciation Rights (“SAR’s”) have been used by the Company.

(3)	Consists of options to purchase shares of common stock of MotorcycleWorld.com, an 80%-owned business unit of the Company, which assets were sold.
(4)	Consists of options to purchase shares of common stock of bigchalk.com, inc., a 38%-owned subsidiary of the Company.
(5)
The Company’s Long Term Incentive Program (the “LTIP”) was discontinued during fiscal 2000. The Company’s LTIP 2 program, which encompassed fiscal years 1999 – 2001, was frozen. Amounts earned under LTIP 2 were based on fiscal 1999 operating performance to target. Payments for amounts earned under LTIP 2 reflected in the table for fiscal 2001 were made in March 2002. The amounts reflected in the table for fiscal 1999 consisted of amounts earned under the Company’s first LTIP 1 program from 1998 to 1999.

(6)
For fiscal 2001, 2000 and 1999 includes $5,100, $5,100, and $4,800, respectively, in contributions to the ProQuest Profit Sharing Retirement Plan (“PSRP”); $3,462, $3,214 and $4,966, respectively, for imputed life insurance; and for fiscal 2000 and 1999: $34,575 and $30,099, respectively, in contributions to the RBP, and $175,173 and $316,696, respectively, for relocation and related expenses.

(7)
For fiscal 2001 and 2000 includes $5,100 and $1,750, respectively, in contributions to the PSRP; for fiscal 2001 includes $51,818 contribution to the SERP; and for fiscal 2000, $10,833 paid as sign-on bonus and payments for an auto allowance and other miscellaneous benefits.

(8)
For fiscal 2001, 2000 and 1999 includes $5,100, $5,100 and $4,800, respectively, in contributions to the PSRP; $39, $1,444 and $4,819 respectively, for imputed life insurance; for fiscal 2000 and 1999 includes $12,219, and $8,346 respectively in contributions to the ProQuest Replacement Benefit Plan (“RBP”); for fiscal 2001 includes $120,346 contribution to the Supplemental Executive Retirement Plan (“SERP”); for fiscal 2000 includes $206,257 in sale of home, car allowance, and other miscellaneous benefits.

(9)
For fiscal 2001, 2000, and 1999, includes $5,100, $5,100 and $4,800 respectively, in contributions to the PSRP; for fiscal 2000 and 1999 includes $6,960 and $2,876 respectively, in contributions to the RBP; for fiscal 2001 includes $49,673 contribution to the SERP; for fiscal 2000, $22,870 in car allowance and miscellaneous benefits.

(10)	Reflects compensation from November 2000, when the employment of Mr. Aldworth by the Company began, through December 2000.
(11)
Amounts reported in column “Other Annual Compensation” reflect certain compensation elements which have in prior years been reported in the column “All Other Compensation”. For Mr. Roemer, in fiscal 2001 this includes $2,500,000 paid as directed by the Board as compensation for the divestiture of the Company’s Imaging division (see report on “Executive Compensation” section) and $15,495 in relocation expenses. For Mr. Aldworth, in fiscal 2001 this includes $200,000 as a relocation bonus, $89,500 in relocation expenses, and $24,806 as a bonus for purchase of the Company stock. For Mr. Buchardt, in fiscal 2001 this includes $125,000 as a relocation bonus, $250,000 as a retention bonus, $63,710 in relocation expenses, $20,533 in special bonuses relating to business divestitures and $25,814 adjustment to loan for the purchase of ProQuest stock.

(12)
For fiscal 2001 and 2000, includes $5,100 and $5,100, respectively, in contributions to the PSRP; for fiscal 2001, includes $1,647 for imputed life insurance; for fiscal 2000, includes $162 in contributions to the RBP.

B)    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table lists information concerning the shareholders known by the Company to beneficially own more than five percent of the Company’s Common Stock as of December 29, 2001.

Name and Address of Beneficial Owner	Number of Shares	Percent
Keystone Inc. 3100 Texas Commerce Tower 201 Main Street Fort Worth, TX 76102	4,362,999	18.1%

Tweedy Browne Company LLC 350 Park Avenue New York NY 10022	3,189,608	13.2%

John H. Scully(1,2) SPO Partners & Co. 591 Redwood Highway Suite 3215 Mill Valley, CA 94941	1,757,026	7.3%

William E. Oberndorf(1,3) SPO Partners & Co. 591 Redwood Highway Suite 3215 Mill Valley, CA 94941	1,911,616	7.9%

SPO Advisory Partners Corp.(4) 591 Redwood Highway, Suite 3215 Mill Valley, CA 94941	1,464,800	6.1%

State Street Research One Financial Center Boston, MA 02111-2690	1,343,300	5.6%

(1)
Messrs. Oberndorf and Scully, through the relationships with SPO Partners II, L.P. and San Francisco Partners, L.P., may be deemed to share investment and voting control with respect to 1,464,800 shares.

(2)
Includes 292,226 shares that Mr. Scully may be deemed to beneficially own as sole general partner of Cranberry Lake Partners, a family limited partnership; as president of Phoebe Snow Foundation, a private foundation; as beneficiary of a retirement account; as general partner of Netcong Newton, an investment partnership; and 2,258 shares owned individually. Also includes options to purchase 9,968 shares that are currently exercisable.

(3)
Includes 446,816 shares that Mr. Oberndorf may be deemed to beneficially own through his control of family trusts and through his ownership of options to purchase 9,968 shares that are currently exercisable.

(4)
As general partner of SPO Partners II, L.P. and San Francisco Partner II, L.P., SPO Advisory Corp. may be deemed to share investment and voting control with respect to these shares. Messrs. Scully, Oberndorf and Patterson are the three controlling persons of SPO Advisory Corp.

C)    OWNERSHIP INFORMATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information with respect to the beneficial ownership of ProQuest Common Stock, as of March 1, 2002 of the Company’s Directors, the executive officers listed in the “Summary Compensation” table above, and the directors and executive officers as a group.

Directors and Executive Officers:	Number of Shares	Percent
William E. Oberndorf (1)	1,911,616	7.9%
John H. Scully (1)	1,757,026	7.3%
David Bonderman (2,3)	716,316	3.0%
James P. Roemer (4)	616,583	2.6%
Bruce Rhoades (4)	51,666	*
William J. White (5)	50,021	*
Joseph P. Reynolds (4)	45,997	*
Todd Buchardt (4)	43,207	*
Alan Aldworth (4)	40,094	*
Gary L. Roubos (3)	13,930	*
David G. Brown (6)	12,226	*
All directors and executive officers as a Group (11 Persons)	3,793,927	15.7%

*	less than 1%.
(1)	See the Footnotes for Messrs. Oberndorf and Scully on page 9.
(2)	Includes 72,488 shares owned by Group Management Inc. and 64,483 shares owned by Bonderman Family Limited Partnership which Mr. Bonderman may be deemed to beneficially own.
(3)	Includes 9,968 option shares granted under the Non-Employee Directors Stock Option Plan which are currently exercisable.
(4)
Includes 504,000, 51,666, 28,997, 27,725 and 37,902 option shares for Messrs. Roemer, Rhoades, Reynolds, Aldworth and Buchardt, respectively, granted under the 1995 Stock Option Plan, which are currently exercisable.

(5)
Includes 28,120 shares held in a trust of which Mr. White’s spouse is the beneficial owner, and 5,643 option shares granted under the Non-Employee Directors Stock Option Plan which are currently exercisable.

(6)	Includes 3,408 shares owned by Mr. Brown and 8,818 shares granted under the Non-Employee Directors Stock Option Plan which are currently exercisable.

D)    SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires that certain of the Company’s directors, executive officers, the chief accounting officer and 10% shareholders (“Insiders”) file with the Securities & Exchange Commission (SEC) and the New York Stock Exchange reports disclosing their beneficial ownership and any changes in ownership of the Company’s common stock. Based upon review of such reports it has received and based upon written representations that no other reports were required, during the year ended December 30, 2001, the Company is not aware of any instances of noncompliance or late compliance with 16(a) filing requirements, except due to an administrative error, the late reporting of options granted under the Employee Stock Option Plan to Mr. Roemer and Mr. Aldworth. Also due to an administrative error, Mr. Bonderman filed a late report of the gifts of 23,250 shares to charitable organizations.

E)	OPTION/SAR GRANTS IN LAST FISCAL YEAR (1)

	Individual Grants
Name (a)	Number of Securities Underlying Options Granted (2) (#) (b)		Percent of Total Options Granted to Employees in Fiscal Year (c)		Exercise or Base Price ($/Sh) (d)	Expiration Date (e)	Potential Realizable Value of Assumed Annual Rates of Stock Price Appreciation for Option Term(5)
							0%($) (f)	5%($) (g)	10%($) (h)
James P. Roemer	406,250	(3)	50.53%		16.50	12/31/10	0	4,215,559	10,683,055
Alan W. Aldworth	40,000 20,000 6,000	(6) (6) (4)	4.97 2.49 0.75	% % %	22.95 30.01 32.69	02/28/11 09/27/11 10/17/10	0 0 0	577,325 377,463 123,351	1,463,056 956,564 312,597
Joseph P. Reynolds	26,500	(6)	3.30%		22.95	02/28/11	0	382,478	969,274
Bruce E. Rhoades	50,000	(6)	6.22%		22.95	02/28/11	0	721,657	1,828,819
Todd W. Buchardt	18,000	(6)	2.24%		22.95	02/28/11	0	259,796	658,375

(1)	ProQuest has never granted stock appreciation rights under ProQuest’s Long-term Incentive Plan.
(2)
This column represents the number of options granted to each named executive officer in fiscal year 2001. Except for Mr. Roemers options, these options have a ten year term and become exercisable in 33.3% annual increments commencing on the first anniversary of the date of the grant. The exercise price is equal to the fair market value of the shares covered by each option on the date each option was granted.

(3)	Mr. Roemer’s options grant and vesting treatment is described in the section on CEO Compensation on page 6.
(4)	Replacement grant; carries same expiration date as original grant.
(5)
Amounts in these columns represent the potential value which a holder of the option may realize at the end of the option’s term assuming the annual rates of growth in the above columns. The value of the options has not been discounted to reflect present values. These amounts are not intended to forecast possible future appreciation, if any, of ProQuest’s stock price.

(6)
These options contain a replacement option feature. When the option’s exercise price is paid (or, in the case of a non-qualified stock option, when the option’s exercise price or the withholding taxes resulting on exercise of that option are paid) with shares of ProQuest’s common stock, a replacement option is granted for the number of shares used to make that payment. The replacement option has an exercise price equal to the fair market value of ProQuest’s common stock on the date the replacement option is granted, is exercisable in full six months after the date of grant, and has a term expiring on the expiration date of the original option.

F)    OPTION EXERCISE AND YEAR-END VALUE TABLE

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values (1)
	Shares Acquired on Exercise (#)	Value Realized ($) (3)	Number of Securities Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In-the-Money Options at Fiscal Year-End (2)
Name			(#) Exercisable	(#) Unexercisable	($) Exercisable	($) Unexercisable
(a)	(b)	(c)	(d)		(e)

James P. Roemer	0	0	404,000	506,250	1,958,140	7,232,313
Alan W. Aldworth	8,274	111,203	14,392	93,334	132,649	1,020,010
Joseph P. Reynolds	16,500	153,413	17,164	78,836	166,263	887,063
Bruce E. Rhoades	0	0	10,000	95,000	143,825	867,275
Todd W. Buchardt	0	0	27,268	64,732	244,393	658,822

(1)	ProQuest has never granted stock appreciation rights under ProQuest’s Long-term Incentive Plan.
(2)
Value is calculated as of December 28, 2001 and is equal to the number of shares of common stock multiplied by the closing price of a share of ProQuest’s common stock. The closing price was $34.07 on December 28, 2001 (the last trading day of fiscal 2001).

(3)
Value is calculated based upon the difference between the per-share option exercise price and the market value of a share of ProQuest’s common stock on the date of exercise, multiplied by the applicable number of shares.

G)    LONG-TERM INCENTIVE PLAN AWARDS - IN LAST FISCAL YEAR(1)

			Estimated Future Payouts Under
			Non-Stock Price-Based Plans
Name	Shares/Units Granted (#)	Performance Period	Threshold ($)	Target ($)	Maximum ($)
(a)	(b)	(c)	(d)	(e)	(f)
James P. Roemer	406,250	2001-2003	N/A	N/A	N/A

(1)	See discussion of CEO Compensation on page 6.

SUPPLEMENTAL RETIREMENT PLAN

The ProQuest Company Supplemental Retirement Plan (“SRP”) was amended effective December 31, 2000, to prohibit the entry of any new participants, and to restrict current participants from earning any additional credited service under the plan after December 31, 2000, except for Mr. Roemer and certain other named executives who had accrued benefits under the plan. As of the end of the 2001 fiscal year, Mr. Roemer is the only active participant continuing to accrue a benefit under the SRP.

The SRP provides certain officers and employees with additional pension benefits upon retirement to supplement social security and the benefits provided under the ProQuest Company Profit Sharing Retirement Plan (“PSRP”) and the ProQuest Company Replacement Benefit Plan (“RBP”). The SRP provides for lifetime monthly pension payments which generally equals: (i) a percentage of the participant’s average monthly compensation during the highest paid four years of the participant’s last six years of employment (the actual percentage is determined by length of service, but cannot exceed 50%) less; and (ii) the sum of the monthly amounts which are attributable to the Company’s contribution payable under the PSRP and RBP and as primary social security benefits. If a participant is involuntarily terminated other than “for cause” and has been a plan participant for at least five years or he voluntarily terminates his employment and has been an employee for at least ten years and a plan participant for at least five years, he will be entitled to deferred SRP payments calculated as if his termination date were his retirement date. The estimated credited years of service at the end of fiscal 2001 for Mr. Roemer is 10 years. The Company estimates that the annual SRP benefits which have accrued through the end of fiscal 2001 and would be payable upon retirement at age 60 to Mr. Roemer is $216,000.

The Company estimates that the following annual benefits would be payable upon retirement at or after age 60 (participants may elect to receive reduced benefits beginning at age 55) to persons in the following specified participation levels, compensation and year-of-service classifications (these calculations take into account amounts which are estimated to be received under the Company’s PSRP and RBP and as social security benefits):

SUPPLEMENTAL RETIREMENT PLAN TABLE

Participation Level I Remuneration	Years of Service
	15	20 or More
$250,000	$93,750	$125,000
425,000	159,375	212,500
600,000	225,000	300,000
775,000	290,625	387,500
950,000	356,250	475,000

Participation Level II Remuneration	Years of Service
	15	20	25	30 or more
$150,000	$41,250	$52,500	$63,750	$75,000
175,000	48,125	61,250	74,375	87,500
200,000	55,000	70,000	85,000	100,000
225,000	61,875	78,750	95,625	112,500
250,000	68,750	87,500	106,250	125,000

A new Supplemental Executive Retirement Plan (“SERP”) was established, effective January 1, 2001 which provides for annual contributions to be made to selected participant’s recordkeeping accounts within a “Rabbi” Trust arrangement. As of December 31, 2001, the deferral account of each eligible participant is credited with employer contributions in an amount equal to 15% of the sum the participant’s salary and management bonus for that year. These employer contributions (and investment gains and losses attributable to them) are subject to a vesting schedule as provided below.

Participant’s Years of Service	Vesting Percentage
Less than 3 years	0%
3 years but less than 4 years	50%
4 years but less than 5 years	67%
5 years but less than 6 years	83%
6 years or more	100%

The vested amount will be the amount payable to the participant, and the remainder of the participant’s SERP account shall be forfeited. As of the end of the 2001 plan year, Mr. Aldworth was credited with a contribution of $51,818 (0% of which was vested); Mr. Reynolds was credited with a contribution of $120,346 (67% of which was vested); Mr. Buchardt was credited with a contribution of $49,673 (67% of which was vested). Mr. Rhoades was not eligible for participation in the SERP plan in 2001, but will become eligible in 2002.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Messrs. Oberndorf, Bonderman, and Roubos are the members of the Compensation Committee. No member of the Compensation Committee is an officer of the Company. No member of the Compensation Committee served as a director or member of the Compensation Committee of another entity, one of whose executive officers served as a director or member of the Compensation Committee of the Company.

RELATED PARTY TRANSACTIONS

The Company has made loans (the balance of which totaled approximately $765,000 at the end of fiscal 2001) to certain key employees in connection with their purchases of the Company’s Common Stock. Pursuant to the terms of such loans, the shares acquired are pledged as security.

The following individuals had loans in excess of $60,000 outstanding at the end of fiscal 2001 (all rounded to the nearest $000): J. P. Reynolds ($251,000), D. Mater ($134,000) and T. W. Buchardt ($170,000). As of March 1, 2002 Mr. Mater has paid his loan in full and Mr. Buchardt has reduced his loan amount to $119,119. Each loan is evidenced by an installment note maturing five years from the date of the note and bearing interest at the Internal Revenue Code applicable Federal Rate. Interest and principal may be deferred until the maturity date. J.P. Reynolds had an additional loan of $53,615 evidenced by an installment note payable in five annual installments years from the date of the note and bearing interest at the Company’s marginal rate of borrowing. As of the end of fiscal year 2001, Mark Trinske had an interest free loan from the Company in the amount of $176,041.00. Mr. Trinske’s loan is due and payable on March 31, 2002.

In January 2000, the Company’s subsidiary bigchalk.com, inc. raised venture capital financing of $55,000,000 which reduced the Company’s ownership interest to approximately 45% (“Series A Financing”). In February 2001 bigchalk.com, inc. again raised additional venture capital of approximately $43,300,000 (“Series B Financing”). Currently, the Company’s ownership interest is approximately 38%. One of the venture capital firms providing such financing was Core Learning Group, LLC, who contributed $20,000,000 in the Series A Financing in exchange for approximately 13% of bigchalk.com, inc. and $7,194,000 in the Series B Financing in exchange for approximately 13% of bigchalk.com, inc. Messrs. Oberndorf and Scully, directors of the Company, own a majority interest in Core Learning Group, LLC. In addition, Mr. Oberndorf contributed $2,500,000 for approximately 2% of bigchalk.com, inc.

COMPENSATION ARRANGEMENTS

In 2001, the Company and Mr. Roemer entered into an Incentive Compensation Agreement. The terms of the Employment Agreement are contained in the Bases for Chief Executive Officer Compensation Section.

PERFORMANCE GRAPH: FISCAL 2001

Comparison of 56–Month Cumulative Total Return Among ProQuest

Composite Group and S&P 500

The following graph compares the cumulative total return of the Company’s Common Stock as compared with the S&P 500 Stock Index and the S&P Publishing Index.

The graph assumes a $100 investment made on December 27, 1996 and the reinvestment of all dividends, as follows:

	Dollar Value of $100 Investment at
	Dec. 27, 1996	Jan. 2, 1998	Jan. 1, 1999	Dec. 31, 1999	Dec. 29, 2000	Dec. 29, 2001
ProQuest	$100.00	$115.11	$166.21	$139.84	$72.53	$149.76
S&P 500	$100.00	$128.84	$162.43	$194.14	$174.46	$153.41
S&P Publishing	$100.00	$138.74	$165.42	$197.03	$198.64	$205.20

PROPOSAL 2.    APPROVAL OF AMENDMENTS TO 1995 STOCK OPTION PLAN

In May 1995, the shareholders approved the ProQuest Company 1995 Stock Option Plan (the “Option Plan”). The Company is presently authorized to issue 3,660,000 shares of Common Stock upon the exercise of options granted under the Option Plan. As of fiscal year end 2001, 391,054 shares of Common Stock were available for future grants under the Option Plan. As of March 16, 2002 and after Board approval of the annual stock option grants, 102,654 shares of Common Stock are available for future grants under the Option Plan.

The purpose of the Option Plan is to increase shareholder value and maintain an entrepreneurial spirit within the Company by providing significant capital accumulation opportunities to the Company’s officers and other key employees. The Board believes that the number of shares remaining available for issuance will be insufficient to achieve the purpose of the Option Plan unless additional shares are authorized. The Board has approved an increase in the number of shares of the Company’s Common Stock reserved under the Option Plan by 1,400,000 shares. The Board has also approved an amendment which would place a limit of 500,000 shares on the number of shares subject to stock options that can be granted to any participant during any fiscal year of the Company. This limit is necessary to permit the Company to avoid the Internal Revenue Code Section 162(m) limitation on deductibility of compensation relating to stock options. The Board believes that the adoption of this proposal is in the best interest of the Company for the reasons discussed below.

The following is only a summary of the Option Plan and is qualified in its entirety by reference to the Option Plan. A copy of the Option Plan as proposed to be amended may be obtained upon written request to Todd W. Buchardt, General Counsel and Secretary, ProQuest Company, 300 N. Zeeb Road, Ann Arbor, MI 48103.

Description of the Plan

As initially approved in May 1995, the Option Plan reserved 2,160,000 of the Company’s Common Stock for issuance pursuant to stock options to be granted under the Option Plan. In 1998, an additional 1,500,000 shares were approved by the shareholders. The proposed amendment, if adopted, would increase the number of shares reserved for issuance under the Option Plan by 1,400,000 shares.

The Compensation Committee of the Board of Directors (comprised entirely of non-employee directors) has been delegated the authority to grant incentive stock options and/or nonqualified stock options under the Option Plan to officers and other key employees of the Company and to generally exercise all authority of the Board under the Option Plan.

Because the officers and employees of the Company who may participate and the amount of their options are determined by the Compensation Committee in its discretion, it is not possible to state the names or positions of, or the number of options that may be granted to, the Company’s officers and employees.

The Compensation Committee will establish the time or times at which options may be exercised and whether all of the options may be exercisable at one time or in increments over time. The option price or procedure for setting the option price shall be established by the Compensation Committee at the time of the granting of an option, but shall not be less than 100% of the fair market value of the Company’s Common Stock on the date of grant. The Compensation Committee has the discretion to make equitable adjustments in the option price or other outstanding terms of any stock option in appropriate circumstances. In the event of stock dividends, splits, and similar capital changes, the Option Plan provides for appropriate adjustments in the number of shares available for options and the number and option prices of shares subject to outstanding options.

The term of each option shall be no more than ten years from the date of grant. In the event of termination of employment, options shall terminate at such times and upon such conditions as the Compensation Committee shall, in its discretion, set forth in the option grant at the date of grant.

The purchase price of the options shall be in cash or, in the discretion of the Committee, by the delivery (or certification of ownership) of shares of the Company’s Common Stock then owned by the participant or by delivering an exercise notice together with instructions to a broker to deliver to the Company the sale or loan proceeds to pay the exercise price. The Company shall be entitled to withhold the amount of any tax attributable to any shares delivered under the Option Plan or the Compensation Committee may, in its discretion, elect to withhold shares of Common Stock from the option exercised having a fair market value equal to the amount to be withheld.

In the event of a change of control of the Company, including among other things, any person or entity owning, directly or indirectly, 50% of the securities of the Company, or a sale, lease or other transfer of all or substantially all of the assets of the Company or a subsidiary or a merger, share exchange, consolidation or other combination with another corporation and as a result less than 50% of the outstanding securities of the resulting corporation are owned in the aggregate by the former shareholders of the Company or a subsidiary, all outstanding stock options shall become immediately exercisable, whether vested or unvested.

The Compensation Committee, in its discretion, has the right to substitute, on an equitable basis, options in connection with any merger, consolidation, acquisition or reorganization.

The Option Plan may be amended, suspended or discontinued by the Board, except with respect to stock options granted prior to such action. Notwithstanding the foregoing, no change to the Option Plan requiring shareholder approval under Section §16 of the Securities Exchange Act of 1934 shall be made without shareholder approval.

The issuance of shares of Common Stock upon the exercise of options is subject to registration with the Securities and Exchange Commissions of the shares reserved by the Company under the Option Plan.

Federal Income Tax Information

Incentive Stock Options.    An optionee who is granted an incentive stock option does not generally recognize taxable income at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is an officer, director, or 10% stockholder of the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

Nonqualified Stock Options.    An optionee does not recognize any taxable income at the time he or she is granted a nonqualified stock option. Upon exercise, the optionee recognizes taxable income generally by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee’s exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

The closing price of the Company’s Common Stock as reported on the New York Stock Exchange on March 15, 2002 was $37.46.

Shareholders are being requested at the meeting to approve the amendments to the Option Plan. The Board recommends a vote “FOR” approval of the Proposal.

AUDIT COMMITTEE REPORT

The responsibilities of the Audit Committee, which are set forth in the Audit Committee Charter adopted by the Board of Directors, include providing oversight to the Company’s financial reporting process through periodic meetings with the Company’s independent accountants, internal auditors and management to review accounting, auditing, internal controls and financial reporting matters. The management of the Company is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The Audit Committee, in carrying out its role, relies on the Company’s senior management, including senior financial management, and its independent accountants.

We have reviewed and discussed with senior management the Company’s audited financial statements included in the 2001 Annual Report to Shareholders. Management has confirmed to us that such financial statements (i) have been prepared with integrity and objectivity and are the responsibility of management and, (ii) have been prepared in conformity with accounting principles generally accepted in the United States of America.

We have discussed with KPMG LLP, our independent accountants, the matters required to be discussed by Statement of Auditing Standards (“SAS”) No. 61, “Communications with Audit Committee.” SAS No. 61 requires our independent accountants to provide us with additional information regarding the scope and results of their audit of the Company’s financial statements, including with respect to (i) their responsibility under auditing standards generally accepted in the United States of America, (ii) significant accounting policies, (iii) management judgments and estimates, (iv) any significant audit adjustments, (v) any disagreements with management, and (vi) any difficulties encountered in performing the audit.

We have received from KPMG LLP a letter providing the disclosures required by Independence Standards Board Standard No. 1 “Independence Discussions with Audit Committees” with respect to any relationships between KPMG LLP and the Company that in their professional judgement may reasonably be thought to bear on independence. KPMG LLP has discussed its independence with us, and has confirmed in such letter that, in its professional judgment, it is independent of the Company within the meaning of the federal securities laws.

Based on the review and discussions described above with respect to the Company’s audited financial statements included in the Company’s 2001 Annual Report to Shareholders, we have recommended to the Board of Directors that such financial statements be included in the Company’s Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

As specified in the Audit Committee Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and in accordance with accounting principles generally accepted in the United States of America. That is the responsibility of management and the Company’s independent accountants. In giving our recommendation to the Board of Directors, we have relied on (i) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with accounting principals generally accepted in the United States of America, and (ii) the report of the Company’s independent accountants with respect to such financial statements.

Audit Committee

Gary L. Roubos (Chairman)
William E. Oberndorf
John H. Scully

INDEPENDENT ACCOUNTANTS

The Company’s certified public accountants for fiscal 2001 were KPMG LLP and that firm has been selected as the Company’s accountants for fiscal 2002. Such accounting firm is expected to have a representative at the Annual Meeting of Shareholders and will be available to respond to appropriate questions at that time and have an opportunity to make a statement if they desire to do so.

Audit Fees

For 2001, KPMG LLP billed an aggregate of $364,800 for professional services rendered for the audit of ProQuest’s 2001 financial statements and the review of ProQuest’s financial statements included in the quarterly reports on Securities and Exchange Commission Form 10-Q filed by ProQuest in 2001.

Financial Information Systems Design and Implementation Fees

There were no fees billed by the Company’s independent accounts for financial information systems design and implementation services.

All Other Fees

The aggregate fees for other services that KPMG LLP rendered in 2001 were $365,968, including audit related services of $335,733 and tax services of $30,235. Audit related services include fees for pension plan and statutory audits, business acquisitions and divestitures, accounting consultations and SEC registration statements.

The Audit Committee has advised the Company that it has determined that the non-audit services rendered by the Company’s independent accountants during the Company’s most recent fiscal year are compatible with maintaining the independence of such accountants.

Attendance at Annual Meeting

A representative from KPMG LLP will be available to respond to any appropriate questions at the Annual Meeting of Shareholders.

PROPOSAL 3.    RATIFICATION OF KPMG LLP AS AUDITORS

The Board of Directors shall appoint annually a firm of independent public accountants to serve as auditors and that such appointment is being submitted for ratification by the shareholders at the Annual Meeting. The Board has appointed KPMG LLP to act as auditors for the current year. This firm has served as ProQuest’s auditors since 1989. The Board of Directors recommends a vote for ratification of the selection of KPMG LLP as independent public accountants for 2002. Regardless of the vote of the shareholders, the Board’s decision to appoint KMPG LLP as the Company’s auditors for this year will not be changed, but the Board will consider the vote of the shareholders in selecting independent accountants to serve as the Company’s outside auditors in future years.

SHAREHOLDER PROPOSALS FOR 2003

Under the rules of the Securities and Exchange Commission, shareholder proposals submitted for next year’s Proxy Statement must be received by ProQuest no later than the close of business on December 13, 2002, to be considered. Proposals should be addressed to Todd W. Buchardt, General Counsel and Secretary at ProQuest Company, 300 N. Zeeb Road, Ann Arbor, Michigan, 48103. For a shareholder to bring other business before the Annual Meeting, but not have it included in the proxy statement, timely notice must be submitted in writing, delivered or mailed by first–class mail, postage prepaid, to the Secretary of the Company not less than 45 days prior to the month and day of mailing of the prior year’s Proxy Statement. The notice must identify the proposing shareholder and his/her address and contain a description of the proposed business and such other information as would be required to determine the appropriateness of including the proposal in the Proxy Statement.

VOTING

A)	VOTING SECURITIES

Shareholders of record at the close of business on March 16, 2002 will be eligible to vote at the meeting. The voting securities of ProQuest consist of its common stock, of which 24,155,967 were outstanding on March 16, 2002. Each share outstanding on the record date will be entitled to one vote.

Individual votes of shareholders are kept private, except as appropriate to meet legal requirements. Access to proxies and other individual share owner voting records is limited to the Independent Inspectors of Election (Bank Boston, c/o Boston EquiServe, L.P.) and certain employees of ProQuest and its agents who must acknowledge in writing their responsibility to comply with this policy of confidentiality.

B)	VOTE REQUIRED FOR APPROVAL

The nominees for Director receiving a plurality of the votes cast at the meeting in person or by proxy shall be elected. All other matters which may presented at the meeting require the favorable vote of a majority of shares represented and voted at the meeting for approval. Abstentions and broker non-votes will not be treated as votes cast and, therefore, will have no effect on the outcome of the election of directors but will have the effect of a vote against all other proposals to be voted on at the meeting.

C)	MANNER FOR VOTING PROXIES

The shares represented by all valid proxies received will be voted in the manner specified on the proxies. Where specific choices are not indicated, the shares represented by all valid proxies received will be voted “for” the nominees for director named earlier in this Proxy Statement.

Although the Board knows of no matter other than the election of directors which may be presented to the meeting, should any other matter need to be acted upon at the meeting the persons named on the proxy card will vote in accordance with their judgment.

D)	VOTING ON THE INTERNET OR VIA TELEPHONE

Again this year, registered holders (i.e., those shareholders who hold stock in their own names and whose shares are not held by a broker in a “street name” on their behalf, or whose shares are not held under the ProQuest Associate Stock Purchase Plan) will be able to vote their proxies over the Internet or by telephone. Specific Instructions for Voting on the Internet or by telephone are included on the enclosed Proxy Card.

SOLICITATION OF PROXIES

Proxies may be solicited on behalf of the Board of Directors by mail, telephone, telegraph, or in person, and solicitation costs will be paid by ProQuest. Copies of proxy material and of the Form 10-K for 2001 will be supplied to brokers, dealers, banks, and voting trustees, or their nominees, for the purpose of soliciting proxies from beneficial owners. ProQuest will reimburse such record holders for their reasonable expenses.

Year 2002 Annual Meeting of Shareholders
8:00 a.m. EDT
May 15, 2002
300 N. Zeeb Road
Ann Arbor, Michigan

CUT AT DOTTED LINE
ADVANCE REGISTRATION FORM

Send your completed and signed proxy form in the enclosed envelope. Include this Advance Registration Form in the envelope if you plan to attend the Annual Meeting of Shareholders on May 15, 2002.

Attendance at the Annual Meeting is limited to ProQuest Company shareholders or their named representative. We reserve the right to limit the number of representatives who may attend the Annual Meeting.

(PLEASE PRINT)
Shareholder:
Name:
Address:
(Admission card will be available at the Annual Meeting)

YOUR PROXY CARD IS ATTACHED BELOW

Please read and follow the instructions
carefully and detach and return your
completed proxy card in the enclosed
postage-paid envelope.

DETACH HERE	ZPQUC2

PROXY

PROQUEST COMPANY

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF SHAREHOLDERS MAY 15, 2002

The undersigned hereby constitutes and appoints David G. Brown and Gary L. Roubos, and each of them jointly and severally, proxies, with full power of substitution to vote all shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders of ProQuest Company (the “Company”) to be held on May 15, 2002, at 300 N. Zeeb Road, Ann Arbor, Michigan.

The undersigned acknowledges the receipt of Notice of the aforesaid Annual Meeting and Proxy Statement, each dated April 19, 2002, grants authority to any of said proxies, or their substitutes, to act in the absence of others, with all the powers which the undersigned would possess if personally present at such meeting, and hereby ratifies and confirms all that said proxies, or their substitutes, may lawfully do in the undersigned’s name, place and stead. The undersigned instructs said proxies, or either of them, to vote as set forth on the reverse side.

SEE REVERSE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE
SIDE		SIDE

PROQUEST COMPANY

C/O EQUISERVE
P.O. BOX 43068
PROVIDENCE, RI 02940

Vote by Telephone

It’s fast, convenient, and immediate!
Call Toll-Free on a Touch-Tone Phone
1-877-PRX-VOTE (1-877-779-8683).

Follow these four easy steps:

1.	Read the accompanying Proxy Statement and Proxy Card.

2.	Call the toll-free number
1-877-PRX-VOTE (1-877-779-8683).

3.	Enter your Voter Control Number located on your Proxy Card above your name.

4.	Follow the recorded instructions.

Your vote is important!
Call 1-877-PRX-VOTE anytime!

Vote by Internet

It’s fast, convenient, and your vote is immediately confirmed and posted.

Follow these four easy steps:

1.	Read the accompanying Proxy Statement and Proxy Card.

2.	Go to the Website http://www.proquestcompany.com.

3.	Enter your Voter Control Number located on your Proxy Card above your name.

4.	Follow the instructions provided.

Your vote is important!
Go to http://www.proquestcompany.com anytime!

Do not return your Proxy Card if you are voting by Telephone or Internet

DETACH HERE ZPQUC1

[X]    Please mark votes as in this example.

ALL PROXIES SIGNED AND RETURNED WILL BE VOTED OR NOT VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS, BUT THOSE WITH NO CHOICE SPECIFIED WILL BE VOTED “FOR” EACH OF THE NOMINEES FOR DIRECTOR NAMED BELOW.

1.	Election of Directors.

Nominees: (01) David Bonderman, (02) David G. Brown, (03) Alan Aldworth,
(04) William E. Oberndorf, (05) James P. Roemer, (06) Gary L. Roubos,
(07) John H. Scully and (08) William J. White.

FOR ALL NOMINEES	[ ]	[ ]	WITHHELD FROM ALL NOMINEES

[ ] For all nominees except as noted above

2. Proposal to amend the 1995 Employee Stock Option Plan to authorize an additional 1,400,000 shares under the Plan and to limit the number of shares that can be granted under the Plan to a participant to not exceed 500,000 shares.
FOR AGAINST ABSTAIN
[ ] [ ] [ ]

3. Proposal to ratify selection of KPMG LLP as independent auditors for the Company.	FOR AGAINST ABSTAIN
[ ] [ ] [ ]

4. On all other matters which may properly come before the meeting or any adjournment thereof.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [ ]

No Postage Required If This Proxy Is Returned In The Enclosed Envelope And Mailed In The United States.

Please sign exactly as name appears hereon. Joint owners should each sign. Persons signing in a representative or fiduciary capacity should add their titles.

Please sign below, date and return promptly.

Signature:                                          Date:                         Signature:                                     Date: